Exhibit 10.1

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                          SALE AND SERVICING AGREEMENT

                                     between

                    WORLD OMNI AUTO RECEIVABLES TRUST [____],
                                     Issuer,

                        WORLD OMNI AUTO RECEIVABLES LLC,
                                     Seller,

                                       and

                           WORLD OMNI FINANCIAL CORP.,
                                    Servicer

                               (Series [____]-[_])

                        Dated as of [__________], [____]




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                                TABLE OF CONTENTS

                                                                           Page

                                    ARTICLE I

                                   Definitions

Section 1.01        Definitions..............................................1
Section 1.02        Other Definitional Provisions...........................15


                                   ARTICLE II

                            Conveyance of Receivables

Section 2.01        Conveyance of Receivables...............................16


                                   ARTICLE III

                                 The Receivables

Section 3.01        Representations and Warranties of World Omni with
                      Respect to the Receivables............................17
Section 3.02        Repurchase upon Breach..................................19
Section 3.03        Custody of Receivable Files.............................20
Section 3.04        Duties of Servicer as Custodian.........................20
Section 3.05        Instructions; Authority To Act..........................21
Section 3.06        Custodian's Indemnification.............................21
Section 3.07        Effective Period and Termination........................21


                                   ARTICLE IV

                   Administration and Servicing of Receivables

Section 4.01        Duties of Servicer......................................22
Section 4.02        Collection and Allocation of Receivable Payments........22
Section 4.03        Realization upon Receivables............................23
Section 4.04        Physical Damage Insurance...............................23
Section 4.05        Maintenance of Security Interests in Financed
                      Vehicles..............................................23
Section 4.06        Covenants of Servicer...................................23
Section 4.07        Purchase of Receivables upon Breach.....................23
Section 4.08        Servicing Fee...........................................24
Section 4.09        Servicer's Certificate..................................24



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Section 4.10        Annual Statement as to Compliance; Notice of
                      Default...............................................24
Section 4.11        Annual Independent Certified Public Accountants'
                      Report................................................24
Section 4.12        Access to Certain Documentation and Information
                      Regarding Receivables.................................25
Section 4.13        Servicer Expenses.......................................25
Section 4.14        Appointment of Subservicer..............................25


                                    ARTICLE V

                         Distributions; Reserve Account;
                Statements to Certificateholders and Noteholders

Section 5.01        Establishment of Trust Accounts.........................26
Section 5.02        Collections.............................................28
Section 5.03        Application of Collections..............................28
Section 5.04        (Reserved)..............................................28
Section 5.05        Additional Deposits.....................................28
Section 5.06        Distributions...........................................29
Section 5.07        Reserve Account.........................................30
Section 5.08        (Reserved)..............................................31
Section 5.09        Statements to Noteholders and
                      Certificateholders....................................31
Section 5.10        Net Deposits............................................32
Section 5.11        Transfer of Certificates................................32


                                   ARTICLE VI

                                   The Seller

Section 6.01        Representations of Seller...............................32
Section 6.02        Corporate Existence.....................................33
Section 6.03        Liability of Seller; Indemnities........................34
Section 6.04        Merger or Consolidation of, or Assumption of
                      Obligations of, Seller................................35
Section 6.05        Limitation on Liability of Seller and Others............35
Section 6.06        Seller May Own Notes....................................35


                                   ARTICLE VII

                                  The Servicer

Section 7.01        Representations of Servicer.............................35
Section 7.02        Indemnities of Servicer.................................37
Section 7.03        Merger or Consolidation of, or Assumption of
                      Obligations of, Servicer..............................37
Section 7.04        Limitation on Liability of Servicer and Others..........38
Section 7.05        World Omni Not To Resign as Servicer....................38



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                                  ARTICLE VIII

                                     Default

Section 8.01        Servicer Default........................................39
Section 8.02        Appointment of Successor................................40
Section 8.03        Notification to Noteholders and
                      Certificateholders....................................41
Section 8.04        Waiver of Past Defaults.................................41


                                   ARTICLE IX

                                   Termination

Section 9.01        Optional Purchase of All Receivables....................41


                                    ARTICLE X

                                  Miscellaneous

Section 10.01       Amendment...............................................42
Section 10.02       Protection of Title to Trust............................43
Section 10.03       Notices.................................................44
Section 10.04       Assignment by the Seller or the Servicer................45
Section 10.05       Limitations on Rights of Others.........................45
Section 10.06       Severability............................................45
Section 10.07       Separate Counterparts...................................45
Section 10.08       Headings................................................45
Section 10.09       Governing Law...........................................45
Section 10.10       Assignment by Issuer....................................45
Section 10.11       Nonpetition Covenants...................................45
Section 10.12       Limitation of Liability of Owner Trustee
                      and Indenture Trustee.................................46

SCHEDULE A          Schedule of Receivables
SCHEDULE B          Location of Receivable Files

EXHIBIT A           Form of Distribution Statement to Noteholders..........A-1
EXHIBIT B           Form of Servicer's Certificate.........................B-1




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                  SALE AND SERVICING AGREEMENT dated as of _______________,
[____], between WORLD OMNI AUTO RECEIVABLES TRUST [____]-[_], a Delaware business trust (the "Issuer"), WORLD OMNI AUTO RECEIVABLES LLC, a Delaware limited liability company, as seller (the "Seller") and WORLD OMNI FINANCIAL CORP., a Florida corporation, as servicer (the "Servicer").

                  WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with automobile retail installment sale contracts generated by World Omni Auto Receivables LLC in the ordinary course of business; and

                  WHEREAS World Omni Auto Receivables LLC is willing to deposit such Receivables to the Issuer;

                  WHEREAS World Omni Financial Corp. is willing to service such receivables;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                              PRELIMINARY STATEMENT

                  This Agreement relates to Receivables that secure only the Issuer's Asset Backed Notes, Series [___]-[_] that have been issued pursuant to the Indenture referred to herein and are contained in a Subdivision of the Issuer formed only for its Series [____]-[_] Trust Certificates, which have been issued pursuant to the Supplement referred to in the definition of Trust Agreement herein. The Receivables and their proceeds are not available for any other purpose.

                                    ARTICLE I

                                   Definitions

                  Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Accelerated Principal Distribution Amount" means, with respect to any Distribution Date, an amount equal to that portion of the Total Distribution Amount for such Distribution Date that remains after the payment of
(i) the Servicing Fee, (ii) the Noteholders' Interest Distributable Amount,
(iii) the Regular Principal Distribution Amount and (iv) the amount, if any, required to be deposited into the Reserve Account on such Distribution Date pursuant to Section 5.06(a)(ii)(E).

                  "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

                  "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.



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                  "Basic Documents" means the Indenture, the Trust Agreement, the Administration Agreement and the Receivables Purchase Agreement.

                  "Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of Florida, the State of New York, the State of Delaware, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

                  "Cash Release Amount" means, with respect to a Distribution Date, the amount equal to _____% of the Regular Principal Distribution Amount for such Distribution Date.

                  "Certificate Distribution Account" has the meaning assigned in the Trust Agreement.

                  "Certificateholders" has the meaning assigned to such term in the Trust Agreement.

                  "Certificates" means the (Series [____]-[_]) Trust Certificates (as defined in the Trust Agreement).

                  "Class" means any one of the classes of Notes.

                  "Class [A-1] Final Scheduled Distribution Date" means the _____________ Distribution Date.

                  "Class [A-1] Noteholder" means the Person in whose name a Class [A-1] Note is registered in the Note Register.

                  "Class [A-2] Final Scheduled Distribution Date" means the _____________ Distribution Date.

                  "Class [A-2] Noteholder" means the Person in whose name a Class [A-2] Note is registered in the Note Register.

                  "Class [A-3] Final Scheduled Distribution Date" means the _______________ Distribution Date.

                  "Class [A-3] Noteholder" means the Person in whose name a Class [A-3] Note is registered in the Note Register.

                  "Class [A-4] Final Scheduled Distribution Date" means the _______________ Distribution Date.

                  "Class [A-4] Noteholder" means the Person in whose name a Class [A-4] Note is registered in the Note Register.


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                  "Collateral Release Period" means the period from and
including the First Release Distribution Date to and including the Distribution Date on which the aggregate amount of the cash and Principal Balances of Receivables released from the lien of the Indenture pursuant to Sections 5.06(a)(ii)(D) and 5.06(c) is equal to the [Initial Overcollateralization Amount.]

                  "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a)(i).

                  "Collection Period" means a calendar month. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (1) all applications of collections, and (2) all distributions to be made on the following Distribution Date.

                  "Contract" means a motor vehicle retail installment sale contract.

                  "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at __________________________________; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor Indenture Trustee will notify the Noteholders and the Seller).

                  "Cutoff Date" means [______________], [____].

                  "Dealer" means the dealer who sold a Financed Vehicle and who originated and assigned the related Receivable to World Omni under an existing agreement between such dealer and World Omni.



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                  "Delivery" when used with respect to Trust Account Property means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof
(i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that are book-entry securities held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the identification by the Federal Reserve Bank of such book-entry securities on its record being credited to the financial intermediary's Participant's securities account; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as


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being credited to the Indenture Trustee's securities account or custodian's securities account and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

                  "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement.

                  "Distribution Date" means, with respect to each Collection Period, the [sixth day] of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on [_________], [____].

                  "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

                  "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee, the Owner Trustee or ____________________ so long as it shall be Paying Agent under the Trust Agreement or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of AAA or better by Standard & Poor's and A1 or better by Moody's or (B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Indenture Trustee, the Owner Trustee or _____________________ may be considered an Eligible Institution for the purposes of clause (b) of this definition.

                  "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;



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                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest applicable rating category granted thereby;

                  (c) commercial paper, variable amount notes or other short term debt obligations having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest applicable rating category granted thereby;

                  (d) investments in money market or common trust funds having a rating from each of the Rating Agencies in the highest applicable rating category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

                  (g) repurchase obligations with respect to any security or whole loan, entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) above (except that the rating referred to in the proviso in such clause (b) shall be A-1 or higher in the case of Standard & Poor's) (such depository institution or trust company being referred to in this definition as a "financial institution"), (ii) a broker/dealer (acting as principal) registered as a broker or dealer under
Section 15 of the Exchange Act (a "broker/dealer") the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "rated broker/dealer"), (iii) an unrated broker/dealer (an "unrated broker/dealer"), acting as principal, that is a wholly-owned subsidiary of a non-bank holding company the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Holding Company") or (iv) an unrated subsidiary (a "Guaranteed Counterparty"), acting as principal, that is a wholly-owned subsidiary of a direct or indirect parent Rated Holding Company, which guarantees such subsidiary's obligations under such repurchase agreement; provided that the following conditions are satisfied:



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                           (i) the aggregate amount of funds invested in
         repurchase obligations of a financial institution, a rated broker/dealer, an unrated broker/dealer or Guaranteed Counterparty in respect of which the Standard & Poor's unsecured short-term ratings are A-1 (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall not exceed 20% of the sum of the then outstanding principal balance of the Notes (there being no limit on the amount of funds that may be invested in repurchase obligations in respect of which such Standard & Poor's rating is A-1+ (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company));

                           (ii) in the case of the Reserve Account, the rating from Standard & Poor's in respect of the unsecured short-term debt obligations of the financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall be A-1+;

                           (iii) the repurchase obligation must mature within 30 days of the date on which the Indenture Trustee or the Issuer, as applicable, enters into such repurchase obligation;

                           (iv) the repurchase obligation shall not be subordinated to any other obligation of the related financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty;

                           (v) the collateral subject to the repurchase obligation is held, in the appropriate form, by a custodial bank on behalf of the Indenture Trustee or the Issuer, as applicable;

                           (vi) the repurchase obligation shall require that the collateral subject thereto shall be marked to market daily;

                           (vii) in the case of a repurchase obligation of a Guaranteed Counterparty, the following conditions shall also be satisfied:

                           (A) the Indenture Trustee or the Issuer, as
                  applicable, shall have received an opinion of counsel (which may be in-house counsel) to the effect that the guarantee of the related Rated Holding Company is a legal, valid and binding agreement of the Rated Holding Company, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

                           (B) the Indenture Trustee or the Issuer, as
                  applicable, shall have received (x) an incumbency certificate for the signer of such guarantee, certified by an officer of such Rated Holding Company and (y) a resolution, certified by an officer of the Rated Holding Company, of the board of directors (or applicable committee thereof) of the Rated Holding Company authorizing the execution, delivery and performance of such guarantee by the Rated Holding Company;



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                           (C) the only conditions to the obligation of such
                  Rated Holding Company to pay on behalf of the Guaranteed Counterparty shall be that the Guaranteed Counterparty shall not have paid under such repurchase obligation when required (it being understood that no notice to, demand on or other action in respect of the Guaranteed Counterparty is necessary) and that the Indenture Trustee or the Issuer shall make a demand on the Rated Holding Company to make the payment due under such guarantee;

                           (D) the guarantee of the Rated Holding Company shall
                  be irrevocable with respect to such repurchase obligation and shall not be subordinated to any other obligation of the Rated Holding Company; and

                           (E) each of [__________] and [__________] has
                  confirmed in writing to the Indenture Trustee or Issuer, as applicable, that it has reviewed the form of the guarantee of the Rated Holding Company and has determined that the issuance of such guarantee will not result in the downgrade or withdrawal of the ratings assigned to the Notes.

                           (viii) the repurchase obligation shall require that the repurchase obligation be overcollateralized and shall provide that, upon any failure to maintain such overcollateralization, the repurchase obligation shall become due and payable, and unless the repurchase obligation is satisfied immediately, the collateral subject to the repurchase agreement shall be liquidated and the proceeds applied to satisfy the unsatisfied portion of the repurchase obligation;

                  (h) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as an Eligible Investment will not result in a withdrawal or downgrading of the ratings on the Notes.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "Final Scheduled Distribution Date" means the Distribution Date immediately following the Final Scheduled Maturity Date.

                  "Final Scheduled Maturity Date" means __________________.

                  "Financed Vehicle" means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

                  "First Release Distribution Date" means the first Distribution Date on which the [Overcollateralization Amount] is at least equal to the sum of
(a) the [Initial Overcollateralization Amount] and (b) the product of (i) _% and
(ii) the excess of the Related Pool Balance over the [Initial
Overcollateralization Amount].

                  "Indenture" means the Indenture dated as of _______________, [____], between the Issuer and the Indenture Trustee (that provides for the issuance of the Issuer's Asset Backed Notes, Series [____].



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                  "Indenture Trustee" means the Person acting as Indenture
Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

                  ["Initial Overcollateralization Amount" means
$________________.]

                  "Insolvency Event" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "Interest Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Distribution Date: (a) that portion of all collections on Receivables allocable to interest, (b) Liquidation Proceeds with respect to the Receivables to the extent allocable to interest due thereon in accordance with the Servicer's customary servicing procedures, (c) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable, (d) Recoveries for such Collection Period, and (e) Investment Earnings for the related Distribution Date; provided, however, that in calculating the Interest Distribution Amount all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Interest Distribution Amount in a prior Collection Period shall be excluded.

                  "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on such Distribution Date pursuant to Section 5.01(b).

                  "Issuer" means World Omni Auto Receivables Trust [____]-[__]

                  "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

                  "Liquidated Receivable" means any Receivable liquidated by the Servicer through the sale of a Financed Vehicle or otherwise.


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                  "Liquidation Proceeds" means, with respect to any Liquidated
Receivable, the moneys collected in respect thereof, from whatever source on a Liquidated Receivable during the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

                  "Moody's" means Moody's Investors Service, Inc., or its successor.

                  "Notes" means the Class [A-1] Notes, Class [A-2] Notes, Class [A-3] Notes and Class [A-4] Notes.

                  "Note Amount" means, with respect to any Distribution Date, the aggregate outstanding principal amount of the Notes after giving effect to payments of principal made on the Notes on all preceding Distribution Dates.

                  "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01.

                  "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal balance of such Class of Notes.

                  "Noteholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount for such Distribution Date.

                  "Noteholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the sum of the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Distribution Date, to the extent permitted by law, at the respective Interest Rates borne by each Class of the Notes for the related Interest Period.

                  "Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date. For all purposes of this Agreement and the Basic Documents, interest with respect to all Classes of Notes shall be computed on the basis of a 360-day year consisting of twelve [30]-day months.

                  "Noteholders' Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued for the related Interest Accrual Period on each Class of Notes at the respective Interest Rate for such Class on the outstanding principal balance of the Notes of such Class on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Noteholders of such Class on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

                  "Noteholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (i) the Regular Principal Distribution Amount (less, on each Distribution Date in the Collateral Release Period, the Cash Release Amount) plus (ii) the Accelerated Principal Distribution Amount plus (iii) any accelerated payments of principal required to be made from amounts on deposit in the Reserve Account pursuant to Section 5.07(b)(ii).

                  "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Note Distribution Account on such current Distribution Date.

                  "Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition, (a) on the Class [A-1] Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class [A-1] Notes to zero; (b) on the Class [A-2] Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class [A-2] Notes to zero; (c) on the Class [A-3] Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class [A-3] Notes to zero; and (d) on the Class [A-4] Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class [A-4] Notes to zero;

                  "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

                   "Officers' Certificate" means certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Seller or the Servicer, as appropriate.

                  "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Seller or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

                  "Original Pool Balance" means $_________________.

                  ["Overcollateralization Amount" means, with respect to any Distribution Date, the excess of (i) the Related Pool Balance over (ii) the Note Amount.]

                  ["Overcollateralization Percentage" means, with respect to any Distribution Date, the percentage derived from the fraction, the numerator of which is the Overcollateralization Amount for such Distribution Date and the denominator of which is the Related Pool Balance.]

                  "Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.

                  "Owner Trustee" means the Person acting as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

                  "Payment Determination Date" means, with respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

                  "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

                  "Pool Balance" means, as of the close of business on the last day of a Collection Period, the aggregate Principal Balance of the Receivables as of such day (excluding Purchased Receivables and Liquidated Receivables).

                  "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of (i) the portion of all payments made by or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method and (ii) any payment of the Purchase Amount with respect to the Receivable allocable to principal.

                  "Purchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full a Receivable under the terms thereof including interest to the end of the month of purchase.

                  "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Section 4.07 or by the Seller pursuant to Section 3.02.

                  "Rating Agency" means each of [_______________] and [______________]. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Owner

Trustee and the Servicer. Any notice required to be given to a Rating Agency pursuant to this Agreement shall also be given to [___________], although, except as set forth above, neither shall be deemed to be a Rating Agency for any purposes of this Agreement.

                  "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

                  "Realized Losses" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

                  "Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche).

                  "Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement, dated as of [____], [____] among the Servicer, as seller and the Seller, as purchaser.

                  "Receivable Files" means the documents specified in Section 3.03.

                  "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

                  "Regular Principal Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Distribution Date: (a) that portion of all collections on Receivables allocable to principal, (b) all Liquidation Proceeds attributable to the principal amount of Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, plus the amount of Realized Losses with respect to such Liquidated Receivables, (c) to the extent attributable to principal, the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period, (d) partial prepayments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligors thereon as of the date of the original contract and only to the extent not included under clause (a) above, and (e) on the Final Scheduled Distribution Date, any amounts advanced by the Servicer on such Final Scheduled Distribution Date with respect to principal on the Receivables; provided, however, that in calculating the Regular Principal Distribution Amount all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Principal Distribution Amount in a prior Collection Period will be excluded.

                  "Related Pool Balance" means, with respect to any Distribution Date, the Pool Balance as of the beginning of the preceding Collection Period.

                  "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.01.

                  "Reserve Account Initial Deposit" means the initial deposit of cash and Eligible Investments in the amount of $________________ made by the Seller into the Reserve Account on the Closing Date.

                  "Seller" means World Omni Auto Receivables LLC and its successors in interest to the extent permitted hereunder.

                  "Servicer" means World Omni, as the servicer of the Receivables, and each successor to World Omni (in the same capacity) pursuant to
Section 7.03 or 8.02.

                  "Servicer Default" means an event specified in Section 8.01.

                  "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit B.

                  "Servicing Fee" means the fee payable to the Servicer for services rendered during each Collection Period, determined pursuant to Section 4.08.

                  "Servicing Fee Rate" means ______% per annum.

                  "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

                  "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

                  "Specified Reserve Account Balance" means, with respect to any Distribution Date, an amount equal to the Reserve Account Initial Deposit; provided, however, that if, after the Collateral Release Period, the [Overcollateralization Percentage] at any time equals at least ____%, then the Specified Reserve Account Balance shall be $_______________.

                  "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

                  ["Targeted Overcollateralization Amount" means, with respect to a Distribution Date, the amount equal to (a) the quotient derived from dividing the Note Amount for such Distribution Date by _________ minus (b) such Note Amount.]

                  "Total Distribution Amount" means, for each Distribution Date, the sum of the applicable Interest Distribution Amount and the applicable Regular Principal Distribution Amount (other than the portion thereof attributable to Realized Losses).

                  "Trust" means the Issuer.

                  "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

                  "Trust Accounts" has the meaning assigned thereto in Section 5.01.

                  "Trust Agreement" means the Trust Agreement dated as of _______________, [____], among the Seller and the Owner Trustee (as supplemented by the Supplement thereto dated ___________, [____] relating to Series [____]-[__].

                  "Trust Officer" means, in the case of the Indenture Trustee, any Officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Owner Trustee.

                  "World Omni" means World Omni Financial Corp., a Florida corporation, or its successors.

                  Section 1.02 Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                            Conveyance of Receivables

                  Section 2.01 Conveyance of Receivables. In consideration of the Issuer's delivery to or upon the order of the Seller of $_________________, less (i) the amount to be deposited to the Reserve Account on the Closing Date and (ii) the [Initial Overcollateralization Amount], and the Certificates, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Seller set forth herein), all right, title and interest of the Seller in and to:

                  (a) the Receivables and all moneys received thereon on and after __________;

                  (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles;

                  (c) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

                  (d) any proceeds from recourse to Dealers with respect to Receivables with respect to which the Servicer has determined in accordance with its customary servicing procedures that eventual payment in full is unlikely;

                  (e) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller, the Servicer or the Trust;

                  (f) all right, title and interest in all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit, and in all investments and proceeds thereof (including all income thereon); and

                  (g) the proceeds of any and all of the foregoing.

[The Seller and the Issuer acknowledge that $________________ of the purchase price of the Receivables owed by the Issuer to the Seller pursuant to this
Section 2.01 shall be offset by the Issuer against delivery of the Class [A-1] Notes to the Seller.]

                                  ARTICLE III

                                 The Receivables

                  Section 3.01 Representations and Warranties of World Omni with Respect to the Receivables. World Omni, which sold the related Receivable, hereby represents and warrants to the other parties hereto and to the Noteholders, with respect to such Receivable as of the Closing Date:

                  (a) [Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by the Seller from such Dealer under an existing dealer agreement, (B) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller and is assignable by the Seller to the Issuer and by the Issuer to the Indenture Trustee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, and (D) provides for level monthly payments (provided, that the payment in the first or last month in the life of the Receivable may be minimally different from the level payments) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate.

                  (b) Schedule of Receivables. The information set forth in Schedule A to this Agreement is true and correct in all material respects as of the opening of business on the applicable Cutoff Date, and no selection procedures believed to be adverse to the Noteholders were utilized in selecting the Receivables. The computer tape or other listing regarding the Receivables made available to the Issuer and its assigns (which computer tape or other listing is required to be delivered as specified herein) is true and correct in all respects.

                  (c) Compliance with Law. Each Receivable and the sale of the related Financed Vehicle complied at the time it was originated or made and, at the execution of this Agreement, complies in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (d) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

                  (e) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

                  (f) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of the Seller as secured party.

                  (g) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (h) No Amendments. No Receivable has been amended such that the amount of the Obligor's scheduled payments has been increased except for increases resulting from the inclusion of any premiums for forced placed physical damage insurance covering the Financed Vehicle.

                  (i) No Waiver. No provision of a Receivable has been waived.

                  (j) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

                  (k) No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior to, or equal to or coordinate with, the security interest in the Financed Vehicle granted by any Receivable.

                  (l) No Default. No Receivable has a payment that is more than 30 days overdue as of the related Cutoff Date, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived and shall not waive any of the foregoing.

                  (m) Insurance. The Seller, in accordance with its customary procedures, has determined that, at the origination of the Receivable, the Obligor had obtained physical damage insurance covering the Financed Vehicle and under the terms of the Receivable the Obligor is required to maintain such insurance.

                  (n) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Issuer and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests and rights of others; and the transfer has been perfected under the UCC.

                  (o) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement or the Indenture is unlawful, void or voidable.

                  (p) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected ownership interest in the Receivables, and to give the Indenture Trustee a first priority perfected security interest therein, shall have been made.

                  (q) One Original. There is only one original executed copy of each Receivable.


                  (r) Maturity of Receivables. Each Receivable has a final maturity date not later than ________________.

                  (s) Scheduled Payments. (A) Each Receivable has a first scheduled due date on or prior to the end of the month following the related Cutoff Date and (B) no Receivable has a payment that is more than 30 days overdue as of the related Cutoff Date, and has a final scheduled payment date no later than the Final Scheduled Maturity Date.

                  (t) Location of Receivable Files. The Receivable Files are kept at one or more of the locations listed in Schedule B.

                  (u) Remaining Maturity. The latest scheduled maturity of any Receivable shall be no later than the Final Scheduled Maturity Date.

                  (v) Outstanding Principal Balance. Each Receivable has an outstanding principal balance of at least $____.

                  (w) No Bankruptcies. No Obligor on any Receivable as of the related Cutoff Date was noted in the related Receivable File as having filed for bankruptcy.

                  (x) No Repossessions. No Financed Vehicle securing any Receivable is in repossession status.

                  (y) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

                  (z) Agreement. The representations of the Seller in Section
6.01 are true and correct.

                  Section 3.02 Repurchase upon Breach. The Seller, the Servicer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of World Omni's or the Seller's representations and warranties made pursuant to Section 3.01 or 6.01. Unless any such breach shall have been cured by the last day of the second Collection Period following the discovery thereof by the Owner Trustee or receipt by the Owner Trustee of written notice from the Seller or the Servicer of such breach, World Omni shall be obligated to repurchase any Receivable materially and adversely affected by any such breach as of such last day (or, at the World Omni's option, the last day of the first Collection Period following the discovery). In consideration of the repurchase of any such Receivable, World Omni shall remit the Purchase Amount, in the manner specified in Section 5.05. Subject to the provisions of Section 6.03, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.01 and the agreement contained in this Section shall be to require the Seller to repurchase Receivables pursuant to this Section, subject to the conditions contained herein.

                  Section 3.03 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby or will hereby be constructively delivered to the Indenture Trustee, as pledgee of the Issuer, as of the Closing Date with respect to each Receivable:

                  (a) the fully executed original of the Receivable;

                  (b) the original credit application fully executed by the Obligor;

                  (c) the original certificate of title or such documents that the Servicer or the Seller shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Seller in the Financed Vehicle; and

                  (d) any and all other documents that the Servicer or the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.


                  Section 3.04 Duties of Servicer as Custodian. (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files.

                  (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

                  (c) Release of Documents. Upon instruction from the Indenture Trustee, the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

                  Section 3.05 Instructions; Authority To Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

                  Section 3.06 Custodian's Indemnification. The Servicer as custodian shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their respective officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, and the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee.

                  Section 3.07 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If World Omni shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 8.01, the appointment of such Servicer as custodian shall be terminated by the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or, with the consent of Holders of the Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by the Owner Trustee, in the same manner as the Indenture Trustee or such Holders may terminate the rights and obligations of the Servicer under Section 8.01. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and, without cause, upon 30 days' prior written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.

                                   ARTICLE IV

                   Administration and Servicing of Receivables

                  Section 4.01 Duties of Servicer. The Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions. Subject to the provisions of Section 4.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  Section 4.02 Collection and Allocation of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others. The Servicer may grant extensions, rebates or adjustments on a Receivable, which shall not, for the purposes of this Agreement, modify the original due dates or amounts of the originally scheduled payments of interest on such Receivable; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the Final Scheduled Maturity Date, it shall promptly repurchase the Receivable from the Issuer in accordance with the terms of Section 4.07. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the interest rate or the originally scheduled payments on any Receivable.

                  Section 4.03 Realization upon Receivables. On behalf of the Issuer, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

                  Section 4.04 Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Vehicle as of the execution of the Receivable.

                  Section 4.05 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

                  Section 4.06 Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in such Receivable, nor shall the Servicer increase the number of scheduled payments due under a Receivable.

                  Section 4.07 Purchase of Receivables upon Breach. The Servicer or the Owner Trustee shall inform the other party and the Indenture Trustee and the Seller promptly, in writing, upon the discovery of any breach pursuant to
Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach as of such last day. If the Servicer takes any action during any Collection Period pursuant to Section 4.02 that impairs the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in any Receivable or as otherwise provided in Section 4.02, the Servicer shall purchase such Receivable as of the last day of such Collection Period. In consideration of the purchase of any such Receivable pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.05. Subject to Section 7.02, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders with respect to a breach pursuant to Section 4.02, 4.05 or 4.06 shall be to require the Servicer to purchase Receivables pursuant to this Section. The

Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section.

                  Section 4.08 Servicing Fee. The Servicing Fee for a Distribution Date shall equal the product of (a) one-twelfth, (b) the Servicing Fee Rate and (c) the Pool Balance as of the first day of the related Collection Period. The Servicer shall also be entitled to all late fees, prepayment charges, and other administrative fees or similar charges allowed by applicable law with respect to the Receivables, collected (from whatever source) on the Receivables, plus any reimbursement pursuant to the last paragraph of Section 7.02.

                  Section 4.09 Servicer's Certificate. Not later than 11:00 A.M. (New York time) on each Payment Determination Date, the Servicer shall deliver to the Owner Trustee, each Paying Agent, the Indenture Trustee and the Seller, with a copy to the Rating Agencies, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Distribution Date pursuant to Sections 5.06 and 5.07 for the related Collection Period. Receivables to be purchased by the Servicer or to be repurchased by the Seller shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

                  Section 4.10 Annual Statement as to Compliance; Notice of Default. (a) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, on or before [April 30] of each year beginning ______________, [____], an Officers' Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such longer period as shall have elapsed since the Closing
Date) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder, Noteholder or Note owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

                  (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01(a) or (b).

                  Section 4.11 Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer, the Seller or their Affiliates, to deliver to the Owner Trustee and the Indenture Trustee on or before [____] of each year beginning [____], [____], a report addressed to the Board of Directors of the Servicer, to the effect that such firm has examined the financial statements of World Omni Auto Receivables LLC and issued its report thereon and that such examination (a) was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement; and (c) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light-duty truck loans serviced for others that, in the firm's opinion, paragraph four of such Program requires such firm to report.

                  Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  Section 4.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholders and Noteholders access to the Receivable Files in such cases where the Certificateholders or Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

                  Section 4.13 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

                  Section 4.14 Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; and provided, further, that the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.

                                   ARTICLE V

                         Distributions; Reserve Account;
                Statements to Certificateholders and Noteholders

                  Section 5.01 Establishment of Trust Accounts. (a)(i) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

                           (ii) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

                           (iii) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

                  (b) Funds on deposit in the Collection Account, the Note Distribution Account and the Reserve Account (collectively the "Trust Accounts") shall be invested (1) by the Indenture Trustee in Eligible Investments selected in writing by the Servicer or an investment manager selected by the Servicer, which investment manager shall have agreed to comply with the terms of this Agreement as it relates to investing such funds or (2) by an investment manager in Eligible Investments selected by such investment manager; provided that (A) such investment manager shall be selected by the Servicer, (B) such investment manager shall have agreed to comply with the terms of this Agreement as it relates to investing such funds, (C) any investment so selected by such investment manager shall be made in the name of the Indenture Trustee and shall be settled by a Delivery to the Indenture Trustee that complies with the terms of this Agreement as it relates to investing such funds, and (D) prior to the settlement of any investment so selected by such investment manager the Indenture Trustee shall affirm that such investment is an Eligible Investment. The Servicer initially appoints the Indenture Trustee investment manager hereunder, which appointment the Indenture Trustee hereby accepts. It is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from an investment in Eligible Investments made in accordance with this Section 5.01(b). All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders or the Noteholders, as applicable; provided, however, that on each Payment Determination Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Interest Distribution Amount for the related Distribution Date. Other than as permitted by the Rating Agencies, funds on deposit in the Collection Account, the Reserve Account and the Note Distribution Account shall be invested in Eligible Investments that will mature (A) not later than the Business Day immediately preceding the next Distribution Date or (B) on such next Distribution Date if either

(x) such investment is held in the corporate trust department of the institution with which the Collection Account, the Reserve Account, the Note Distribution Account or the Certificate Distribution Account, as applicable, is then maintained and is invested either in a time deposit of the Indenture Trustee rated at least A-1 by Standard & Poor's and P-1 by Moody's (such account being maintained within the corporate trust department of the Indenture Trustee) or in the Indenture Trustee's common trust fund so long as such fund is rated in the highest applicable rating category by Standard & Poor's and Moody's or (y) the Indenture Trustee (so long as the short-term unsecured debt obligations of the Indenture Trustee are either (i) rated at least P-1 by Moody's and A-1 by Standard & Poor's on the date such investment is made or (ii) guaranteed by an entity whose short-term unsecured debt obligations are rated at least P-1 by Moody's and A-1 by Standard & Poor's on the date such investment is made) has agreed to advance funds on such Distribution Date to the Note Distribution Account and the Certificate Distribution Account in the amount payable on such investment on such Distribution Date pending receipt thereof to the extent necessary to make distributions on such Distribution Date. The guarantee referred to in clause (y) of the preceding sentence shall be subject to the Rating Agency Condition. For the purpose of the foregoing, unless the Indenture Trustee affirmatively agrees in writing to make such advance with respect to such investment prior to the time an investment is made, it shall not be deemed to have agreed to make such advance. Funds deposited in a Trust Account on a day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders or the Noteholders and the Certificateholders, as the case may be. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.

                       (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                           (A) any Trust Account Property that is held in
                  deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                           (B) any Trust Account Property that constitutes
                  Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

                           (C) any Trust Account Property that is a book-entry
                  security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and (D) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

                       (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

                  Section 5.02 Collections. The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, for so long as (i) World Omni remains the Servicer, (ii) no Servicer Default shall have occurred and be continuing and (iii)(x) World Omni maintains a short-term rating of at least
[ _ ] by [__________] and [ _ ] by [__________] (and for five Business Days following a reduction in either such rating) or (y) prior to ceasing daily remittances, the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Servicer shall remit such collections with respect to the preceding calendar month to the Collection Account on the Payment Determination Date immediately preceding the related Distribution Date. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller.

                  Section 5.03 Application of Collections. All collections for the Collection Period shall be applied by the Servicer as follows: with respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Simple Interest Method.

                  Section 5.04 (Reserved)

                  Section 5.05 Additional Deposits. The Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 9.01. The Servicer will deposit the aggregate Purchase Amount with respect to Purchased Receivables when such obligations are due, unless the Servicer shall not be required to make daily deposits pursuant to Section 5.02. All such other deposits shall be made on the Payment Determination Date for the related Collection Period.

                  Section 5.06 Distributions. (a)(i) On each Payment Determination Date, the Servicer shall calculate all amounts required to be deposited in the Note Distribution Account and the Certificate Distribution Account.

                           (ii) On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Payment Determination Date pursuant to Section 4.09) to make the following deposits and distributions for receipt by the Servicer or deposit in the applicable account by 11:00 A.M. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

                           (A) to the Servicer, from the Interest Distribution
                  Amount, the Servicing Fee (and all unpaid Servicing Fees from prior Collection Periods);

                           (B) to the Note Distribution Account, from the Total
                  Distribution Amount remaining after the application of clause
                  (A), the Noteholders' Interest Distributable Amount;

                           (C) to the Note Distribution Account, from the Total
                  Distribution Amount remaining after the application of clauses
                  (A) and (B), the Noteholders' Principal Distributable Amount;

                           (D) if all of the conditions set forth in Section
                  5.06(b) are satisfied, to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (A) through (C), the Cash Release Amount for such Distribution Date;

                           (E) to the Reserve Account, from the Total
                  Distribution Amount remaining after the application of clauses
                  (A) through (D) (it being understood that the Accelerated Principal Distribution Amount is a function of and subject to the amount required to be deposited in the Reserve Account pursuant to this clause (E)), the amount, if any, necessary to reinstate the balance in the Reserve Account up to the Specified Reserve Account Balance; and

                           (F) to the Certificate Distribution Account, the
                  portion, if any, of the Total Distribution Amount remaining after the application of clauses (A) through (E).

Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Pool Balance is reduced to zero.

                  (b) The distribution of a Cash Release Amount pursuant to
Section 5.06(a)(ii)(D) and the release of Receivables from the lien of the Indenture pursuant to Section 5.06(c) on a Distribution Date shall be subject to the satisfaction of all of the following conditions:

                           (i) no such distribution or release shall be made until the First Release Distribution Date;

                           (ii) subject to condition (iii) below, the aggregate Principal Balance of Receivables released in respect of such Distribution Date shall equal (x) the [Overcollateralization Amount for such Distribution Date less (y) the Targeted Overcollateralization Amount];

                           (iii) the aggregate amount of Cash Release Amounts distributed pursuant to Section 5.06(a)(ii)(D) and the aggregate Principal Balance of Receivables released pursuant to Section 5.06(c) shall not exceed the [Initial Overcollateralization Amount]; and

                           (iv) the entire amount of the Noteholders' Principal Distribution Amount for such Distribution Date is distributed pursuant to Section 5.06(a)(ii)(c).

                  (c) If on any Distribution Date all of the conditions in
Section 5.06(b) will be satisfied, then on the related Payment Determination Date the Servicer shall notify the Owner Trustee of such fact and instruct the Indenture Trustee to release from the lien of the Indenture and transfer to the Trust, free and clear of the lien of the Indenture, Receivables having the aggregate Principal Balance specified in Section 5.06(b)(ii). The Servicer shall randomly select the Receivables to be released.

                  Section 5.07 Reserve Account.

                  (a) On the Closing Date, the Owner Trustee will deposit, on behalf of the Seller, the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes.

                  (b) (i) After giving effect to clause (ii) below, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution
Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute the amount of such excess to the Seller.

                           (ii) On each Distribution Date subsequent to any reduction or withdrawal by any Rating Agency of its rating of any Class of Notes, unless such rating has been restored, if the amount on deposit in the Reserve Account (after taking into account any deposits thereto pursuant to Section 5.06(a) and withdrawals therefrom pursuant to Section 5.07(c) or (d) on such date) is greater than the Specified Reserve Account Balance for such Distribution Date, then the Servicer shall instruct the Indenture Trustee to include the amount of such excess in the Noteholders' Monthly Principal Distribution Amount and to deposit the amount of such excess to the Collection Account for deposit to the Note Distribution Account for distribution to Noteholders as an accelerated payment of principal on such Distribution Date; provided, that the amount of such deposit shall not exceed the outstanding principal balance of the Notes after giving effect to all other payments of principal to be made on such date.

                  (c) (i) In the event that the Noteholders' Distributable Amount for a Distribution Date exceeds the sum of the amounts deposited into the Note Distribution Account pursuant to Section 5.06(a)(ii)(B) and (C) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein, and deposit such amount into the Note Distribution Account; provided that such amount shall be applied first to the payment of interest due on the Notes to the extent, if any, that the amount deposited pursuant to Section 5.06(a)(ii)(B) is not sufficient to cover such payment of interest and second to the payment of principal of the Notes but only to the extent of the amount remaining in the Reserve Account (calculated after giving effect to the amount applied pursuant to clause second on such Distribution Date).

                           (ii) In the event that the Noteholders' Principal Distributable Amount on the Class [A-1] Final Scheduled Distribution Date, the Class [A-2] Final Scheduled Distribution Date, the Class [A-3] Final Scheduled Distribution Date or the Class [A-4] Final Scheduled Distribution Date exceeds the amount deposited into the Note Distribution Account pursuant to Section 5.06(a)(ii)(C) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein, and deposit such amount into the Note Distribution Account.

                  (d) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.06(a) following payment in full of the Outstanding Amount of the Notes until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Trust, any amount remaining on deposit in the Reserve Account shall be distributed to the Seller.

                  Section 5.08 (Reserved)

                  Section 5.09 Statements to Noteholders and Certificateholders. On each Distribution Date, the Servicer shall provide to the Owner Trustee (with a copy to the Rating Agencies and each Paying Agent) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date and to the Indenture Trustee (with a copy to each Paying Agent) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date a statement substantially in the form of Exhibit A, setting forth at least the following information as to the Notes, to the extent applicable:

                  (a) the amount of such distribution allocable to principal allocable to each Class of Notes;

                  (b) the amount of such distribution allocable to interest allocable to each Class of Notes;

                  (c) the outstanding principal balance of each Class of Notes and the Note Pool Factor for each such Class as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

                  (d) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

                  (e) the amount of Realized Losses, if any, with respect to the related Collection Period;

                  (f) the balance of the Reserve Account on such Payment Determination Date after giving effect to deposits and withdrawals to be made on the next following Distribution Date, if any;

                  (g) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above; and

                  (h) the amount, if any, distributed to the Certificate Distribution Account.

                  Each amount set forth on the Distribution Date statement under clauses (a), (b) or (d) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

                  Section 5.10 Net Deposits. As an administrative convenience, unless the Servicer is required to remit collections daily, the Servicer will be permitted to make the deposit of collections on the Receivables and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to the Servicer with respect to the Collection Period. The Servicer, however, will account to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

                  Section 5.11 Transfer of Certificates. In the event any Holder of a Certificate shall wish to transfer such Certificate, the Seller shall provide to such Holder and any prospective transferee designated by such Holder information regarding the Certificates and the Receivables and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act of 1933, as amended, pursuant to the exemption from registration provided by Rule 144A.

                                   ARTICLE VI

                                   The Seller

                  Section 6.01 Representations of Seller. The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. The Seller is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the requisite power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the requisite power, authority and legal right to acquire and own the Receivables.

                  (b) Due Qualification. The Seller is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (c) Power and Authority. The Seller has the requisite power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Seller shall have duly authorized such sale and assignment to the Issuer by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary action.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to this Agreement and the Basic Documents); or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (f) No Proceedings. To the Seller's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

                  Section 6.02 Corporate Existence. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

                  Section 6.03 Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement:

                  (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Servicer and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Certificates and the Notes, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Certificates or the Notes) and costs and expenses in defending against the same.

                  (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes and the Certificates.

                  (c) The Seller shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and in the Trust Agreement contained, in the case of the Owner Trustee, and in the Indenture contained, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement.

                  (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate.

                  Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

                  Section 6.04 Merger or Consolidation of, or Assumption of Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

                  Section 6.05 Limitation on Liability of Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  Section 6.06 Seller May Own Notes. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. The Seller shall not own any Certificates unless the Rating Agency Condition is satisfied.

                                  ARTICLE VII

                                  The Servicer

                  Section 7.01 Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing

Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.

                  (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

                  (c) Power and Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (f) No Proceedings. To the Servicer's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) relating to the Servicer and which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

                  (g) No Insolvent Obligors. As of the related Cutoff Date, no Obligor on a Receivable is shown on the Receivable Files as the subject of a bankruptcy proceeding.

                  Section 7.02 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement:

                  (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Seller and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

                  (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                  For purposes of this Section, in the event of the termination of the rights and obligations of World Omni (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.02.

                  Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

                  Section 7.03 Merger or Consolidation of, or Assumption of Obligations of, Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) with respect to the Servicer's obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by [_____________], which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) immediately after giving effect to such transaction, the successor to the Servicer shall become the Administrator under the Administration Agreement in accordance with
Section 8 of such Agreement and (v) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses
(i), (ii), (iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

                  Section 7.04 Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

                  Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

                  Section 7.05 World Omni Not To Resign as Servicer. Subject to the provisions of Section 7.03, World Omni shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law and cannot be cured. Notice of any such determination permitting the resignation of World Omni shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall (i) have assumed the responsibilities and obligations of World Omni in accordance with Section 8.02 and (ii) have become the Administrator under the Administration Agreement in accordance with Section 8 of such Agreement.

                                  ARTICLE VIII

                                     Default

                  Section 8.01 Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer; or

                  (b) failure by the Servicer or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Certificateholders or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
(A) to the Servicer or the Seller (as the case may be) by the Owner Trustee or the Indenture Trustee or (B) to the Servicer or the Seller (as the case may be), and to the Owner Trustee and the Indenture Trustee by the Holders of Notes or Certificates, as applicable, evidencing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance; or

                  (c) the occurrence of an Insolvency Event with respect to the Seller or the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to any Receivable. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

                  Section 8.02 Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 8.01 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(i) the date 45 days from the delivery to the Owner Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Indenture Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment (including its appointment as Administrator under the Administration Agreement as set forth in Section 8.02(b)) by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement.

                  (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall (i) be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement and (ii) become the Administrator under the Administration Agreement in accordance with Section 8 of such Agreement.

                  (c) The Servicer may not resign unless it is prohibited from serving as such by law.

                  Section 8.03 Notification to Noteholders and
Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

                  Section 8.04 Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes or the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the outstanding Certificate Balance may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in the Certificate Distribution Account or accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                   Termination

                  Section 9.01 Optional Purchase of All Receivables. (a) As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Original Pool Balance and the Class [A-1] Notes, Class [A-2] Notes and Class [A-3] Notes have been paid in full, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and the Certificate Distribution Account; provided, however, that, unless [__________] agrees otherwise, the Servicer may not effect any such purchase if the rating of World Omni's long-term debt obligations is less than A-1 by [__________], unless the Owner Trustee and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option, the Servicer shall deposit pursuant to Section 5.05 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables), plus the appraised value of any such other property held by the Trust other than the Trust Accounts and the Certificate Distribution Account, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal balance of the Notes and all accrued but unpaid interest (including any overdue interest and premium) thereon.

                  (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

                  (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder other than Section 5.07(b) and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.

                                   ARTICLE X

                                  Miscellaneous

                  Section 10.01 Amendment. This Agreement may be amended by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

                  This Agreement may also be amended from time to time by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the outstanding Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates.

                  Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

                  It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

                  Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(1). The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

                  Section 10.02 Protection of Title to Trust. (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9- 402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) Each of the Seller and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

                  (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

                  (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

                  (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

                  (g) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

                  (h) Upon request, the Servicer shall furnish to the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

                  (i) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee:

                           (A) promptly after the execution and delivery of this
                  Agreement and of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (1) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) no such action shall be necessary to preserve and protect such interest; and

                           (B) within 90 days after the beginning of each
                  calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (1) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) no such action shall be necessary to preserve and protect such interest.

                  Each Opinion of Counsel referred to in clause (A) or (B) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                  (j) The Seller shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                  Section 10.03 Notices. All demands, notices, communications and instructions upon or to the Seller, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to World Omni Auto Receivables LLC, 120 N.W. 12th Avenue, Deerfield Beach, Florida 33442, (954) 429-2200, (b) in the case of the Servicer, World Omni Financial Corp., 120 N.W. 12th Avenue, Deerfield Beach, Florida 33442, (954) 429-2200, (c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust

Agreement), (d) in the case of the Indenture Trustee, at the Corporate Trust Office, [(e)_________________________]; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.


                  Section 10.04 Assignment by the Seller or the Servicer. Notwithstanding anything to the contrary contained herein, except as provided in the remainder of this Section, as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer.

                  Section 10.05 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Servicer, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  Section 10.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 10.07 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 10.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  Section 10.09 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 10.10 Assignment by Issuer. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

                  Section 10.11 Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

                  Section 10.12 Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by ____________________ not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall _________________________ in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by _____________________, not in its individual capacity but solely as Indenture Trustee and in no event shall ___________________________ have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                          WORLD OMNI AUTO RECEIVABLES
                                          TRUST [____]-[__]

                                          by:
                                             -------------------------------
                                          not in its individual capacity
                                          but solely as Owner Trustee,


                                          By:
                                             -------------------------------
                                                Name:
                                                Title:

                                          WORLD OMNI AUTO RECEIVABLES LLC,
                                          Seller

                                          By:      World Omni Financial Corp.,
                                                   as its sole member


                                          By:
                                             -------------------------------
                                                   Name:
                                                   Title:

                                          WORLD OMNI FINANCIAL CORP.,
                                          Servicer

                                          By:
                                             -------------------------------
                                                   Name:
                                                   Title:


Acknowledged and accepted as of the day and year first above written:


-------------------------------------,
not in its individual capacity but solely as Indenture Trustee

By:
-------------------------------
      Name:
      Title:

                                   SCHEDULE A

                             Schedule of Receivables
         Delivered to the Owner Trustee and Indenture Trustee at Closing

                                   SCHEDULE B

                          Location of Receivable Files
                           World Omni Financial Corp.
                              120 N.W. 12th Avenue
                         Deerfield Beach, Florida 33442

                                    EXHIBIT A

                  Form of Distribution Statement to Noteholders

World Omni Financial Corp.
World Omni Auto Receivables Trust [___] Distribution Date Statement to
Noteholders
--------------------------------------------------------------------------------

Principal Distribution Amount
Class [A-1] Notes:         ($_______ per $1,000 original principal amount)
Class [A-2] Notes:         ($_______ per $1,000 original principal amount)
Class [A-3] Notes:         ($_______ per $1,000 original principal amount)
Class [A-4] Notes:         ($_______ per $1,000 original principal amount)

Interest Distribution Amount
Class [A-1] Notes:         ($_______ per $1,000 original principal amount)
Class [A-2] Notes:         ($_______ per $1,000 original principal amount)
Class [A-3] Notes:         ($_______ per $1,000 original principal amount)
Class [A-4] Notes:         ($_______ per $1,000 original principal amount)

Note Balance
Class [A-1] Notes
Class [A-2] Notes
Class [A-3] Notes
Class [A-4] Notes

Note Pool Factor
Class [A-1] Notes
Class [A-2] Notes
Class [A-3] Notes
Class [A-4] Notes

Servicing Fee ____
Servicing Fee Per $1,000 Note

Realized Losses

Reserve Account Balance

                                    EXHIBIT B

                         Form of Servicer's Certificate

World Omni Financial Corp.
World Omni Auto Receivables Trust [____] Monthly Servicer's Certificate


--------------------------------------------------------------------------------

Period
Distribution Date
Dates Covered                             From & Incl.         To & Incl.
--------------------------------------------------------------------------------

Collections
Accrual
         30/360 Days
         Actual/360 Days
Receivables Balances                      Beginning            Ending
--------------------------------------------------------------------------------

Pool Balance
Simple Interest
Original Pool Balance

Principal Distribution Amount
         Principal Collections
         + Repurchases
         + Liquidation Proceeds
         + Realized Losses

Interest Distribution Amount
--------------------------------------------------------------------------------

         Collections - Simple Interest Contracts
         + Investment Earnings

Total Distribution Amount
--------------------------------------------------------------------------------

         Principal Distribution Amount
         + Interest Distribution Amount
         -- Realized Losses

Total Distribution Amount

Loss & Delinquency
                                              Account Activity
                           -----------------------------------------------------
                                                                       Interest
                            Beginning    Ending            Interest/  Servicing
                             Balance     Balance   Change   Factor    Shortfall
Initial Pool
Principal Paydown
Reserve
Notes
     Class [A-1]
     Class [A-2]
     Class [A-3]
     Class [A-4]
[Overcollateralization]
[Overcollateralization Percentage]


                                         Principal Allocation
                      ----------------------------------------------------------
                                               Mandatory
                        Regular   Accelerated  Redemption/    Total    Principal
                       Principal   Principal    Repayment   Principal  Shortfall
Notes
     Class [A-1]
     Class [A-2]
     Class [A-3]
     Class [A-4]
Total

                                  Miscellaneous
--------------------------------------------------------------------------------

Amounts released to the Certificate Distribution Account
Cash Release Amount
Receivables to be released
Specified Reserve Account Balance
Distribution Amount to Seller Servicing Fee to Servicer


                               Allocation of Funds
--------------------------------------------------------------------------------

Sources Principal Distribution
Amount Interest Distribution
Amount Redemption/Prepay Amount
Total Sources